Loans Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Summary of Loans Receivable, Net

Loans receivable, net is comprised of the following:

	As of December 31,
	2017	2018	2018
	RMB	RMB	USD
Loans receivable, current portion
Franchisees	6,600,000	18,757,404	2,728,151
Third parties	–	48,439,164	7,045,184
Total	6,600,000	67,196,568	9,773,335
Loans receivable, non-current portion
Franchisees	–	39,352,863	5,723,637